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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                   _________________________________________

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) February 18, 1997

                             WHIRLPOOL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                  1-3932                 38-1490038
-----------------------------   ----------------     -------------------
(State or other jurisdiction    (Commission File     (I.R.S. Employer
    of incorporation)           number)              Identification No.)

     2000 M63 North,  Benton Harbor, Michigan                 49022-2692
     -------------------------------------------------------------------
    (Address of principal executive officers)                 (Zip Code)


                                (616)-923-5000
              --------------------------------------------------
              Registrant's telephone number, including area code

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Item 5.   Other Events
          ------------

     On February 19, 1997, the registrant announced the election of William D. Marohn to Vice Chairman of the Board and Ralph F. Hake to Senior Executive Vice President of Operations at the Board of Directors meeting on February 18, 1997.



Item 7.   Financial Statements and Exhibits
          ---------------------------------

          Exhibit 1
          ---------

     Copy of a press release dated February 19, 1997 regarding the Company's announcement of the election of William D. Marohn to Vice Chairman of the Board and Ralph F. Hake to Senior Executive Vice President of Operations.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 WHIRLPOOL CORPORATION
                                 Registrant



Date:  February 20, 1997      By:  /s/  Daniel F. Hopp
                                   ------------------------------
                                 Name:   Daniel F. Hopp
                                 Title:  Vice President, General
                                         Counsel and Secretary